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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 13, 2000

                              IN HOME HEALTH, INC.
               (Exact Name of Registrant as Specified in Charter)

          Minnesota                     0-17490                41-1458213
(State or other Jurisdiction       (Commission File          (IRS Employer
       of Incorporation)                Number)            Identification No.)


601 Carlson Parkway, Suite 500                                  55305-5214
Minnetonka, Minnesota                                           (Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (952)449-7500



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Item 1.       Not Applicable.

Item 2.       Not Applicable.

Item 3.       Not Applicable.

Item 4.       Not Applicable.

Item 5.       OTHER EVENTS.

              On September 13, 2000, In Home Health, Inc. entered into an Agreement and Plan of Merger with ManorCare Health Services, Inc. and IHHI Acquisition Corp., pursuant to which In Home Health, Inc. shall become a wholly owned subsidiary of ManorCare Health Services, Inc. On September 13, 2000, In Home Health, Inc. and Manor Care, Inc. issued a joint press release announcing the execution of the Agreement and Plan of Merger by and among ManorCare Health Services, Inc., IHHI Acquisition Corp. and In Home Health, Inc.

Item 6.       Not Applicable.

Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

              Exhibit 2.1 Agreement and Plan of Merger dated September 13, 2000 by and among ManorCare Health Services, Inc., IHHI Acquisition Corp. and In Home Health, Inc.

              Exhibit 99.1    Press Release dated September 13, 2000.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IN HOME HEALTH, INC.

Date: September 13, 2000           By: /s/ C. Michael Ford
                                       ----------------------------------------
                                       C. Michael Ford
                                       Chairman and Interim President and Chief
                                       Executive Officer